THE DREYFUS FAMILY OF FUNDS
(Dreyfus Premier Family of Funds - Funds Included in Exhibit I)

                        Rule 18f-3 Plan

          Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Board of an investment company desiring to offer multiple classes of shares pursuant to said Rule adopt a plan setting forth the differences among the classes with respect to shareholder services, distribution arrangements, expense allocations and any related conversion features or exchange privileges.

          The Board, including a majority of the non-interested Board members, of each of the investment companies, or series thereof, listed on
Exhibit I attached hereto (each, a "Fund") which desires to offer multiple classes has determined that the following plan is in the best interests of each class individually and the Fund as a whole:

          1. Class Designation: Fund shares shall be divided into Class A, Class B, Class C and Class R.

          2. Differences in Availability: Class A shares, Class B shares and Class C shares shall be available only to clients of banks, brokers, dealers and other financial institutions, except that full-time or part-time employees or directors of The Dreyfus Corporation ("Dreyfus") or any of its affiliates or subsidiaries, Board members or a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Fund's Distributor.

          Class R shares shall be sold primarily to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship.

          3. Differences in Services: Other than shareholder services provided under the Distribution Plan for Class A shares and the Service Plan for Class B and Class C shares, the services offered to shareholders of each Class shall be substantially the same, except that Right of Accumulation and Letter of Intent shall be applicable only to holders of Class A shares and Reinvestment Privilege shall be applicable only to holders of Class A and Class B shares.

          4. Differences in Distribution Arrangements: Class A shares shall be offered with a front-end sales charge, as such term is defined in
Article III, Section 26(b), of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and a deferred sales charge (a "CDSC"), as such term is defined in said Section 26(b), may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more. The amount of the sales charge and the amount of and provisions relating to the CDSC pertaining to the Class A shares are set forth on Schedule A hereto. Class
A shares shall be subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities, and the Fund's Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares.

          Class B shares shall not be subject to a front-end sales charge, but shall be subject to a CDSC. The amount of and provisions relating to the CDSC are set forth on Schedule B hereto. Class B shares shall be subject to a Distribution Plan and Service Plan each adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan for Class B shares, the Fund pays the Distributor for distributing the Fund's Class B shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class B. Under the Service Plan for Class B shares, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B.

          Class C shares shall not be subject to a front-end sales charge, but shall be subject to a CDSC. The amount of and provisions relating to the CDSC are set forth on Schedule C hereto. Class C shares shall be subject to a Distribution Plan and Service Plan each adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan for Class C shares, the Fund pays the Distributor for distributing the Fund's Class C shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class C. Under the Service Plan for Class C shares, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class C.

          Class A, Class B and Class C shares shall vote separately with respect to any matter relating to the Plan or Plans that effect them.

          Class R shares shall not be subject to a front-end sales charge, CDSC, distribution plan or service plan.

          5. Expense Allocation: The following expenses shall be allocated, to the extent practicable, on a Class-by-Class basis: (a) fees under the Distribution Plans and Service Plan; (b) printing and postage expenses payable by the Fund related to preparing and distributing materials, such as proxies, to current shareholders of a specific Class; and (c) litigation or other legal expenses relating solely to a specific Class.

          6. Conversion Features: Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without the imposition of any sales charge, fee or other charge, as set forth on Schedule D hereto. No other Class shall be subject to any automatic conversion feature.

          7. Exchange Privileges: Class A shares shall be exchangeable only for (a) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

          Class B shares shall be exchangeable only for (a) Class B shares (however the same may be named) of other funds managed or administered by Dreyfus with the same CDSC structure as the Fund; and (b) shares of certain other funds, as specified from time to time.

          Class C shares shall be exchangeable only for (a) Class C shares (however the same may be named) of other funds managed or administered by Dreyfus with the same CDSC structure as the Fund; and (b) shares of certain other funds, as specified from time to time.

          With respect to Dreyfus Premier Small Cap Value Fund only, fund shares that are subject to a CDSC shall be exchangeable for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased shall be held in a special account created solely for this purpose("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC shall be charged when an investor exchanges into an Exchange Account; however, the applicable CDSC shall be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC shall be calculated without regard to the time such shares were held in an Exchange Account.

          Class R shares shall be exchangeable only for (a) Class R shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Restricted shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

Dated:  April 26, 1995
Revised as of:  January 16, 1998

                           EXHIBIT I


          The Dreyfus/Laurel Funds, Inc. -
               Dreyfus Premier Balanced Fund
               Dreyfus Premier Small Company Stock Fund

               Dreyfus Premier Small Cap Value Fund


                           SCHEDULE A

Dreyfus Premier Small Cap Value Fund


Front-End Sales Charge--Class A Shares--The public offering price for Class A shares shall be the net asset value per share of that Class plus a sales load as shown below:

Dreyfus Premier Balanced Fund
Dreyfus Premier Small Company Stock Fund

Front-End Sales Charge-Class A Shares - Effective December 1, 1996, the public offering price for Class A shares, except as set forth below, shall be the net asset value per share of that Class plus a sales load as shown below:

                                       Total
                                       Sales
                                       Load
Amount of Transaction                As a % of       As a % of
                                     offering        net asset
                                     price per       value per
                                       share           share
Less than $50,000                      5.75            6.10
$50,000 to less than $100,000          4.50            4.70
$100,000 to less than $250,000         3.50            3.60
$250,000 to less than $500,000         2.50            2.60
$500,000 to less than $1,000,000       2.00            2.00
$1,000,000 or more                      -0-             -0-

Dreyfus Premier Balanced Fund
Dreyfus Premier Small Company Stock Fund

Front-End Sales Charge-Class A Shares - Shareholders Beneficially Owning Shares on November 30, 1996--For shareholders who beneficially owned Class A shares held in a Fund account on November 30, 1996, the public offering price for Class A shares shall be the net asset value per share of that Class plus a sales load as shown below:

                                       Total
                                       Sales
                                       Load
Amount of Transaction                As a % of       As a % of
                                     offering        net asset
                                     price per       value per
                                       share           share
Less than $50,000                      4.50            4.70
$50,000 to less than $100,000          4.00            4.20
$100,000 to less than $250,000         3.00            3.10
$250,000 to less than $500,000         2.50            2.60
$500,000 to less than $1,000,000       2.00            2.00
$1,000,000 or more                      -0-             -0-


Contingent Deferred Sales Charge--Class A Shares--A CDSC of 1% shall be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase. The terms contained in Schedule B pertaining to the CDSC assessed on redemptions of Class B shares (other than the amount of the CDSC and its time periods), including the provisions for waiving the CDSC, shall be applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation shall apply to such purchases of Class A shares.

                           SCHEDULE B


Contingent Deferred Sales Charge--Class B Shares--A CDSC payable to the Fund's Distributor shall be imposed on any redemption of Class B shares which reduces the current net asset value of such Class B shares to an amount which is lower than the dollar amount of all payments by the redeeming shareholder for the purchase of Class B shares of the Fund held by such shareholder at the time of redemption. No CDSC shall be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of the shareholder's Class B shares above the dollar amount of all payments for the purchase of Class B shares of the Fund held by such shareholder at the time of redemption.

          If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge shall depend on the number of years from the time the shareholder purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month shall be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                      CDSC as a % of
Year Since                            Amount Invested
Purchase Payment                      or Redemption
Was Made                                 Proceeds
First
                               4.00
Second
                               4.00
Third
                               3.00
Fourth
                               3.00
Fifth
                               2.00
Sixth
                               1.00

          In determining whether a CDSC is applicable to a redemption, the calculation shall be made in a manner that results in the lowest possible rate. Therefore, it shall be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

Waiver of CDSC--The CDSC shall be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Fund's Distributor exceeds one million dollars, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Fund's Prospectus. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver shall have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

                           SCHEDULE C


Contingent Deferred Sales Charge--Class C Shares--A CDSC of 1.00% payable to the Fund's Distributor shall be imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC shall be the method used in calculating the CDSC for Class B shares. In addition, the provisions for waiving the CDSC shall be those set forth for Class B shares.

                           SCHEDULE D



Conversion of Class B Shares--Class B shares shall automatically convert to Class A shares on the first Fund business day of the month in which the sixth anniversary of the date of purchase occurs (unless otherwise specified by the Board), based on the relative net asset values for shares of each such Class, and shall be subject to the Distribution Plan for Class A shares but shall no longer be subject to the Distribution Plan and Service Plan applicable to Class B shares. (Such conversion is subject to suspension by the Board members if adverse tax consequences might result.) At that time, Class B shares that have been acquired through the reinvestment of dividends and distributions ("Dividend Shares") shall be converted in the proportion that a shareholder's Class B shares (other than Dividend Shares) converting to Class A shares bears to the total Class B shares then held by the shareholder which were not acquired through the reinvestment of dividends and distributions.

                  THE DREYFUS FAMILY OF FUNDS
(Dreyfus Premier Family of Funds - Funds Included in Exhibit I)

                        Rule 18f-3 Plan

          Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Board of an investment company desiring to offer multiple classes of shares pursuant to said Rule adopt a plan setting forth the differences among the classes with respect to shareholder services, distribution arrangements, expense allocations and any related conversion features or exchange privileges.

          The Board, including a majority of the non-interested Board members, of each of the investment companies, or series thereof, listed on
Exhibit I attached hereto (each, a "Fund") which desires to offer multiple classes has determined that the following plan is in the best interests of each class individually and the Fund as a whole:

          1. Class Designation: Fund shares shall be divided into Class A, Class B, Class C and Class R.

          2. Differences in Availability: Class A shares, Class B shares and Class C shares shall be available only to clients of banks, brokers, dealers and other financial institutions, except that full-time or part-time employees or directors of The Dreyfus Corporation ("Dreyfus") or any of its affiliates or subsidiaries, Board members or a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Fund's Distributor. In addition, holders of Investor shares of the Fund as of January 15, 1998 may continue to purchase Class A shares of the Fund at net asset value per share.

          [Dreyfus Premier Midcap Stock Fund] Class R shares shall be sold primarily to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. In addition, holders of Restricted shares of the Fund as of January 15, 1998 may continue to purchase Class R shares of the Fund whether or not they would otherwise be eligible to do so.

               [Dreyfus Premier Large Company Stock Fund] Class R Shares are sold only to holders of Restricted shares of the Fund as of November 30, 1997.

          3. Differences in Services: Other than shareholder services provided under the Distribution Plan for Class A shares and the Service Plan for Class B and Class C shares, the services offered to shareholders of each Class shall be substantially the same, except that Right of Accumulation and Letter of Intent shall be applicable only to holders of Class A shares and Reinvestment Privilege shall be applicable only to holders of Class A and Class B shares.

          4. Differences in Distribution Arrangements: Class A shares shall be offered with a front-end sales charge, as such term is defined in
Article III, Section 26(b), of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and a deferred sales charge (a "CDSC"), as such term is defined in said Section 26(b), may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more. The amount of the sales charge and the amount of and provisions relating to the CDSC pertaining to the Class A shares are set forth on Schedule A hereto. Class
A shares shall be subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities, and the Fund's Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares.

          Class B shares shall not be subject to a front-end sales charge, but shall be subject to a CDSC. The amount of and provisions relating to the CDSC are set forth on Schedule B hereto. Class B shares shall be subject to a Distribution Plan and Service Plan each adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan for Class B shares, the Fund pays the Distributor for distributing the Fund's Class B shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class B. Under the Service Plan for Class B shares, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B.

          Class C shares shall not be subject to a front-end sales charge, but shall be subject to a CDSC. The amount of and provisions relating to the CDSC are set forth on Schedule C hereto. Class C shares shall be subject to a Distribution Plan and Service Plan each adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan for Class C shares, the Fund pays the Distributor for distributing the Fund's Class C shares at an aggregate annual rate of .75 of 1% of the value of the average daily net assets of Class C. Under the Service Plan for Class C shares, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class C.

          Class A, Class B and Class C shares shall vote separately with respect to any matter relating to the Plan or Plans that effect them.

          Class R shares shall not be subject to a front-end sales charge, CDSC, distribution plan or service plan.

          5. Expense Allocation: The following expenses shall be allocated, to the extent practicable, on a Class-by-Class basis: (a) fees under the Distribution Plans and Service Plan; (b) printing and postage expenses payable by the Fund related to preparing and distributing materials, such as proxies, to current shareholders of a specific Class; and (c) litigation or other legal expenses relating solely to a specific Class.

          6. Conversion Features: Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without the imposition of any sales charge, fee or other charge, as set forth on Schedule D hereto. No other Class shall be subject to any automatic conversion feature.

          7. Exchange Privileges: Class A shares shall be exchangeable only for (a) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

          Class B shares shall be exchangeable only for (a) Class B shares (however the same may be named) of other funds managed or administered by Dreyfus with the same CDSC structure as the Fund; and (b) shares of certain other funds, as specified from time to time.

          Class C shares shall be exchangeable only for (a) Class C shares (however the same may be named) of other funds managed or administered by Dreyfus with the same CDSC structure as the Fund; and (b) shares of certain other funds, as specified from time to time.

          Fund shares that are subject to a CDSC shall be exchangeable for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased shall be held in a special account created solely for this purpose("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC shall be charged when an investor exchanges into an Exchange Account; however, the applicable CDSC shall be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC shall be calculated without regard to the time such shares were held in an Exchange Account.

          Class R shares shall be exchangeable only for (a) Class R shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Restricted shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

Dated:  April 26, 1995
Revised as of:  January 16, 1998

                           EXHIBIT I


          The Dreyfus/Laurel Funds, Inc. -
               Dreyfus Premier Midcap Stock Fund
               Dreyfus Premier Large Company Stock Fund


                           SCHEDULE A



Front-End Sales Charge--Class A Shares--The public offering price for Class A shares shall be the net asset value per share of that Class plus a sales load as shown below:



                                       Total
                                       Sales
                                       Load
Amount of Transaction                As a % of       As a % of
                                     offering        net asset
                                     price per       value per
                                       share           share
Less than $50,000                      5.75            6.10
$50,000 to less than $100,000          4.50            4.70
$100,000 to less than $250,000         3.50            3.60
$250,000 to less than $500,000         2.50            2.60
$500,000 to less than $1,000,000       2.00            2.00
$1,000,000 or more                      -0-             -0-


In addition, holders of Investor shares of the Fund as of January 15, 1998 may continue to purchase Class A shares of the Fund at net asset value per share.

Contingent Deferred Sales Charge--Class A Shares--A CDSC of 1% shall be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase. The terms contained in Schedule B pertaining to the CDSC assessed on redemptions of Class B shares (other than the amount of the CDSC and its time periods), including the provisions for waiving the CDSC, shall be applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation shall apply to such purchases of Class A shares.

                           SCHEDULE B


Contingent Deferred Sales Charge--Class B Shares--A CDSC payable to the Fund's Distributor shall be imposed on any redemption of Class B shares which reduces the current net asset value of such Class B shares to an amount which is lower than the dollar amount of all payments by the redeeming shareholder for the purchase of Class B shares of the Fund held by such shareholder at the time of redemption. No CDSC shall be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of the shareholder's Class B shares above the dollar amount of all payments for the purchase of Class B shares of the Fund held by such shareholder at the time of redemption.

          If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge shall depend on the number of years from the time the shareholder purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month shall be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                      CDSC as a % of
Year Since                            Amount Invested
Purchase Payment                      or Redemption
Was Made                                 Proceeds
First
                               4.00
Second
                               4.00
Third
                               3.00
Fourth
                               3.00
Fifth
                               2.00
Sixth
                               1.00

          In determining whether a CDSC is applicable to a redemption, the calculation shall be made in a manner that results in the lowest possible rate. Therefore, it shall be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

Waiver of CDSC--The CDSC shall be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Fund's Distributor exceeds one million dollars, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Fund's Prospectus. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver shall have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

                           SCHEDULE C


Contingent Deferred Sales Charge--Class C Shares--A CDSC of 1.00% payable to the Fund's Distributor shall be imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC shall be the method used in calculating the CDSC for Class B shares. In addition, the provisions for waiving the CDSC shall be those set forth for Class B shares.

                           SCHEDULE D



Conversion of Class B Shares--Class B shares shall automatically convert to Class A shares on the first Fund business day of the month in which the sixth anniversary of the date of purchase occurs (unless otherwise specified by the Board), based on the relative net asset values for shares of each such Class, and shall be subject to the Distribution Plan for Class A shares but shall no longer be subject to the Distribution Plan and Service Plan applicable to Class B shares. (Such conversion is subject to suspension by the Board members if adverse tax consequences might result.) At that time, Class B shares that have been acquired through the reinvestment of dividends and distributions ("Dividend Shares") shall be converted in the proportion that a shareholder's Class B shares (other than Dividend Shares) converting to Class A shares bears to the total Class B shares then held by the shareholder which were not acquired through the reinvestment of dividends and distributions.
                         THE DREYFUS FAMILY OF FUNDS
                       (Funds Included in Schedule A)

                               Rule 18f-3 Plan


     Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Board of an investment company desiring to offer multiple classes of shares pursuant to said Rule adopt a plan setting forth the differences among the classes with respect to shareholder services, distribution arrangements, expense allocations and any related conversion features or exchange privileges.

     The Board, including a majority of the non-interested Board members, of each of the investment companies, or series thereof, listed on Schedule A attached hereto (each, a "Fund") which desires to offer multiple classes has determined that the following plan is in the best interests of each class individually and the Fund as a whole:

     1. Class Designation: Fund shares shall be divided into Investor Class (formerly Institutional Class and prior thereto Investor Class) and Restricted Class (formerly Retail Class and prior thereto Class R).

     2. Differences in Availability: Investor shares shall be offered to any investor.

     The sale of Restricted shares shall be limited to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship, and to those investors who have held shares of that Class (however previously designated) prior to August 15, 1997 and have continued to hold shares of that Class.

     3. Differences in Services: Other than shareholder services provided under the Distribution Plan, the services offered to shareholders of each Class shall be the same.

     4. Differences in Distribution Arrangements: Investor shares shall be subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Investor shares allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of The Dreyfus Corporation ("Dreyfus"), for shareholder servicing activities, and the Fund's Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares.

     Restricted shares shall not be subject to a Distribution Plan.
     5. Expense Allocation: The following expenses shall be allocated on a Class-by-Class basis: (a) fees under the Distribution Plan; (b) printing and postage expenses payable by the Fund related to preparing and distributing materials, such as proxies, to current shareholders of a specific Class; and (c) litigation or other legal expenses relating solely to a specific Class.

     6. Conversion Features: There shall be no automatic conversion feature for either the Investor Class or Restricted Class.

     7. Exchange Privileges: Investor shares shall be exchangeable only for (a) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to any sales load applicable to such shares); (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

     Restricted shares shall be exchangeable only for (a) Restricted shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Class R shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.



Dated:  April 26, 1996

Revised as of: August 15, 1997

                                 SCHEDULE A


The Dreyfus/Laurel Funds, Inc. -
     Dreyfus Disciplined Midcap Stock Fund
     Dreyfus Disciplined Equity Income Fund
     Dreyfus Disciplined Intermediate Fund
     Dreyfus International Equity Allocation Fund


                         THE DREYFUS FAMILY OF FUNDS
                       (Funds Included in Schedule A)

                               Rule 18f-3 Plan

          Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Board of an investment company desiring to offer multiple classes of shares pursuant to said Rule adopt a plan setting forth the differences among the classes with respect to shareholder services, distribution arrangements, expense allocations and any related conversion features or exchange privileges.

          The Board, including a majority of the non-interested Board members, of each of the investment companies, or series thereof, listed on Schedule A attached hereto (each, a "Fund") which desires to offer multiple classes has determined that the following plan is in the best interests of each class individually and the Fund as a whole:

          1. Class Designation: Fund shares shall be divided into Investor Class (formerly Institutional Class and prior thereto Investor Class) and BASIC Class (formerly Retail Class and prior thereto Class R).

2. Differences in Availability: Investor shares and BASIC shares shall be offered to any investor. The minimum initial investment requirement for Investor shares shall be $2,500, or $750 for Dreyfus-sponsored Keogh plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), and 403(b)(7) plans with only one participant (collectively, "Individual Retirement Plans") and $500 for Dreyfus-sponsored Education IRAs. The minimum initial investment requirement for BASIC shares shall be $10,000, or $5,000 for Individual Retirement Plans. The minimum subsequent investment requirement for Investor shares shall be $100, with no minimum on subsequent purchases for Individual Retirement Plans and Education IRAs. The minimum subsequent investment requirement for BASIC shares shall be $1,000 (or $100 for shareholders of that Class prior to August 15, 1997, with no minimum for shareholders of that Class prior to August 15, 1997 with respect to Individual Retirement Plans). Other than the different minimum initial and subsequent investment requirements, there shall be no differences in availability between the Classes.

3. Differences in Services: Other than shareholder services provided under the Distribution Plan, the services offered to shareholders of each Class shall be the same.

4. Differences in Distribution Arrangements: Investor shares shall be subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Investor shares allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of The Dreyfus Corporation ("Dreyfus"), for shareholder servicing activities, and the Fund's Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares.
          BASIC shares shall not be subject to a Distribution Plan.

          5.        Expense Allocation:   The following expenses shall be
allocated on a Class-by-Class basis: (a) fees under the Distribution Plan; (b) printing and postage expenses payable by the Fund related to preparing and distributing materials, such as proxies, to current shareholders of a specific Class; and (c) litigation or other legal expenses relating solely to a specific Class.

6. Conversion Features: There shall be no automatic conversion feature for either the Investor Class or BASIC Class.

7. Exchange Privileges: Investor shares shall be exchangeable only for (a) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to any sales load applicable to such shares); (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

     BASIC shares shall be exchangeable only for (a) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus;
(b) Restricted shares (however the same may be named) of other funds managed or administered by Dreyfus to the extent a shareholder is otherwise eligible to purchase that Class of shares; (c) Class R shares (however the same may be named) of other funds managed or administered by Dreyfus to the extent a shareholder is otherwise eligible to purchase that Class of shares; (d) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (e) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to any sales load applicable to such shares); (f) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (g) shares of certain other funds, as specified from time to time.



Dated:  April 26, 1995

Revised as of :  January 1, 1998


                                 SCHEDULE A


          The Dreyfus/Laurel Funds, Inc. -
               Dreyfus Bond Market Index Fund
                         THE DREYFUS FAMILY OF FUNDS
                       (Funds Included in Schedule A)

                               Rule 18f-3 Plan

     Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Board of an investment company desiring to offer multiple classes of shares pursuant to said Rule adopt a plan setting forth the differences among the classes with respect to shareholder services, distribution arrangements, expense allocations and any related conversion features or exchange privileges.

     The Board, including a majority of the non-interested Board members, of each of the investment companies, or series thereof, listed on Schedule A attached hereto (each a "Fund"), which desires to offer multiple classes has determined that the following plan is in the best interests of each class individually and the Fund as a whole:

     1. Class Designation: Fund shares shall be divided into Investor Class and Class R.

     2. Differences in Availability: The sale of Investor shares of a Fund shall be limited to accounts of investors maintaining related securities, brokerage, commodities trading or similar accounts with banks, securities brokers or dealers or other financial institutions that have entered into selling agreements with the Fund's distributor and to those retail investors who have held Investor shares of a Fund prior to September 1, 1995 and have continued to hold Investor shares of that Fund.

     Class R shares of a Fund shall be sold primarily to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who has received and hold shares of that Fund distributed to them by virtue of such an account or relationship.

     3. Differences in Services: Other than shareholder services provided under the Distribution Plan, the services offered to shareholders of each Class shall be the same.

     4. Differences in Distribution Arrangements: Investor shares shall be subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Investor shares allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of The Dreyfus Corporation ("Dreyfus"), for shareholder servicing activities, and the Fund's Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares.

     Class R shares shall not be subject to a Distribution Plan.

     5. Expense Allocation: The following expenses shall be allocated, to the extent practicable, on a Class-by-Class basis: (a) fees under the Distribution Plan; (b) printing and postage expenses payable by the Fund related to preparing and distributing materials, such as proxies, to current shareholder of a specific Class; and (c) litigation or other legal expenses relating solely to a specific Class.

     6. Conversion Features: There shall be no automatic conversion feature for either the Investor Class or Class R.

     7. Exchange Privileges: Investor shares shall be exchangeable only for (a) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to any sales load applicable to such shares); (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds specified from time to time.

     Class R shares shall be exchangeable only for (a) Class R shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Restricted shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds specified from time to time.



Date:     April 26, 1995
Revised as of:  August 15, 1997

                                 SCHEDULE A

                    The Dreyfus/Laurel Funds, Inc. -
                         Dreyfus Money Market Reserves
                         Dreyfus Municipal Reserves


                  THE DREYFUS FAMILY OF FUNDS
               (Dreyfus Premier Family of Funds -
           Fixed-Income Funds Included in Exhibit I)

                        Rule 18f-3 Plan

          Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the Board of an investment company desiring to offer multiple classes of shares pursuant to said Rule adopt a plan setting forth the differences among the classes with respect to shareholder services, distribution arrangements, expense allocations and any related conversion features or exchange privileges.

          The Board, including a majority of the non-interested Board members, of each of the investment companies, or series thereof, listed on
Exhibit I attached hereto (each, a "Fund") which desires to offer multiple classes has determined that the following plan is in the best interests of each class individually and the Fund as a whole:

          1. Class Designation: Fund shares shall be divided into Class A, Class B, Class C and Class R.

          2. Differences in Availability: Class A shares, Class B shares and Class C shares shall be available only to clients of banks, brokers, dealers and other financial institutions, except that full-time or part-time employees or directors of The Dreyfus Corporation ("Dreyfus") or any of its affiliates or subsidiaries, Board members or a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor.

          Class R shares shall be sold primarily to bank trust departments and other financial service providers acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship.

          3. Differences in Services: Other than shareholder services provided under the Distribution Plan for Class A shares and the Service Plans for Class B and Class C shares, the services offered to shareholders of each Class shall be substantially the same, except that Right of Accumulation and Letter of Intent shall be applicable only to holders of Class A shares and Reinvestment Privilege shall be applicable only to holders of Class A and Class B shares.

          4. Differences in Distribution Arrangements: Class A shares shall be offered with a front-end sales charge, as such term is defined in
Article III, Section 26(b), of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and a deferred sales charge (a "CDSC"), as such term is defined in said Section 26(b), may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more. The amount of the sales charge and the amount of and provisions relating to the CDSC pertaining to the Class A shares are set forth on Schedule A hereto. Class
A shares shall be subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares allows the Fund to spend annually up to 0.25% of its average daily net assets attributable to Class A shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities, and the Fund's Distributor for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Class A shares.

          Class B shares shall not be subject to a front-end sales charge, but shall be subject to a CDSC. The amount of and provisions relating to the CDSC are set forth on Schedule B hereto. Class B shares shall be subject to a Distribution Plan and Service Plan each adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan for Class B shares, the Fund pays the Distributor for distributing the Fund's Class B shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class B. Under the Service Plan for Class B shares, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class B shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B.

          Class C shares shall not be subject to a front-end sales charge, but shall be subject to a CDSC. The amount of and provisions relating to the CDSC are set forth on Schedule C hereto. Class C shares shall be subject to a Distribution Plan and Service Plan each adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan for Class C shares, the Fund pays the Distributor for distributing the Fund's Class C shares at an aggregate annual rate of .50 of 1% of the value of the average daily net assets of Class C. Under the Service Plan for Class C shares, the Fund pays Dreyfus Service Corporation or the Distributor for the provision of certain services to the holders of Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class C.

          Class A, Class B and Class C shares shall vote separately with respect to any matter relating to the Plan or Plans that effect them.

          Class R shares shall not be subject to a front-end sales charge, CDSC, distribution plan or service plan.

          5. Expense Allocation: The following expenses shall be allocated, to the extent practicable, on a Class-by-Class basis: (a) fees under the Distribution Plans and Service Plan; (b) printing and postage expenses payable by the Fund related to preparing and distributing materials, such as proxies, to current shareholders of a specific Class; and (c) litigation or other legal expenses relating solely to a specific Class.

          6. Conversion Features: Class B shares shall automatically convert to Class A shares after a specified period of time after the date of purchase, based on the relative net asset value of each such Class without the imposition of any sales charge, fee or other charge, as set forth on Schedule D hereto. No other Class shall be subject to any automatic conversion feature.

          7. Exchange Privileges: Class A shares shall be exchangeable only for (a) Class A shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Investor shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.

          Class B shares shall be exchangeable only for (a) Class B shares (however the same may be named) of other funds managed or administered by Dreyfus with the same CDSC structure as the Fund; and (b) shares of certain other funds, as specified from time to time.

          Class C shares shall be exchangeable only for (a) Class C shares (however the same may be named) of other funds managed or administered by Dreyfus with the same CDSC structure as the Fund; and (b) shares of certain other funds, as specified from time to time.

          Class R shares shall be exchangeable only for (a) Class R shares (however the same may be named) of other funds managed or administered by Dreyfus; (b) Restricted shares (however the same may be named) of other funds managed or administered by Dreyfus; (c) BASIC shares (however the same may be named) of other funds managed or administered by Dreyfus (subject to the minimum investment amount applicable to such shares); (d) shares of funds managed or administered by Dreyfus which do not have separate share classes; and (e) shares of certain other funds, as specified from time to time.




Dated:  April 26, 1995
Revised as of:  August 15, 1997
                           EXHIBIT I


          The Dreyfus/Laurel Funds, Inc. -
               Dreyfus Premier Limited Term Income Fund


          The Dreyfus/Laurel Tax-Free Municipal Funds -
               Dreyfus Premier Limited Term Municipal Fund
                    Dreyfus Premier Limited Term California Municipal Fund Dreyfus Premier Limited Term Massachusetts Municipal Fund
                    Dreyfus Premier Limited Term New York Municipal Fund

                           SCHEDULE A



Front-End Sales Charge--Class A Shares--The public offering price for Class A shares shall be the net asset value per share of that Class plus a sales load as shown below:
                                       Total
                                       Sales
                                       Load
Amount of Transaction                As a % of       As a % of
                                     offering        net asset
                                     price per       value per
                                       share           share
Less than $100,000                     3.00            3.10
$100,000 to less than $250,000         2.75            2.80
$250,000 to less than $500,000         2.25            2.30
$500,000 to less than $1,000,000       2.00            2.00
$1,000,000 or more                      -0-             -0-

Contingent Deferred Sales Charge--Class A Shares--A CDSC of 1% shall be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase. The terms contained in Schedule B pertaining to the CDSC assessed on redemptions of Class B shares (other than the amount of the CDSC and its time periods), including the provisions for waiving the CDSC, shall be applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation shall apply to such purchases of Class A shares.
                           SCHEDULE B

Contingent Deferred Sales Charge--Class B Shares--A CDSC payable to the Fund's Distributor shall be imposed on any redemption of Class B shares which reduces the current net asset value of such Class B shares to an amount which is lower than the dollar amount of all payments by the redeeming shareholder for the purchase of Class B shares of the Fund held by such shareholder at the time of redemption. No CDSC shall be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of the shareholder's Class B shares above the dollar amount of all payments for the purchase of Class B shares of the Fund held by such shareholder at the time of redemption.

          If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

          In circumstances where the CDSC is imposed, the amount of the charge shall depend on the number of years from the time the shareholder purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month shall be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                      CDSC as a % of
Year Since                            Amount Invested
Purchase Payment                      or Redemption
Was Made                                 Proceeds
First
                               3.00
Second
                               3.00
Third
                               2.00
Fourth
                               2.00
Fifth
                               1.00
Sixth
                               0.00

          In determining whether a CDSC is applicable to a redemption, the calculation shall be made in a manner that results in the lowest possible rate. Therefore, it shall be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding five years; then of amounts representing the cost of shares purchased five years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable five-year period.

Waiver of CDSC--The CDSC shall be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Fund's Distributor exceeds one million dollars, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code and (e) redemption pursuant to the Automatic Withdrawal Plan, as described in the Fund's Prospectus. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver shall have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

                           SCHEDULE C


Contingent Deferred Sales Charge--Class C Shares--A CDSC of .75% payable to the Fund's Distributor shall be imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC shall be the method used in calculating the CDSC for Class B shares. In addition, the provisions for waiving the CDSC shall be those set forth for Class B shares.

                           SCHEDULE D



Conversion of Class B Shares--Class B shares shall automatically convert to Class A shares on the first Fund business day of the month in which the sixth anniversary of the date of purchase occurs (unless otherwise specified by the Board), based on the relative net asset values for shares of each such Class, and shall be subject to the Distribution Plan for Class A shares but shall no longer be subject to the Distribution Plan and Service Plan applicable to Class B shares. (Such conversion is subject to suspension by the Board members if adverse tax consequences might result.) At that time, Class B shares that have been acquired through the reinvestment of dividends and distributions ("Dividend Shares") shall be converted in the proportion that a shareholder's Class B shares (other than Dividend Shares) converting to Class A shares bears to the total Class B shares then held by the shareholder which were not acquired through the reinvestment of dividends and distributions.

                         Dreyfus U.S. Treasury Reserves